

SPARTAN®

COMMAND YOUR ROAD.

FIRST QUARTER 2018 EARNINGS CONFERENCE CALL

May 3rd, 2018

FORWARD-LOOKING STATEMENT

This presentation contains some forward-looking statements that are not historical facts, including statements concerning our business, financial strength, future plans, objectives, and the performance of our products. These statements can be identified by words such as “believe”, “expect“, “forecast”, “”potential“, "project", "future", "may“, "will”, and "should", and similar expressions or words. These forward-looking statements involve various known and unknown risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, and likelihood. Therefore, actual performance and results may materially differ from what may be expressed or forecasted in such forward-looking statements. Factors that could contribute to these differences may include operational and other complications that may arise affecting the implementation of our plans and business objectives; continued pressures caused by economic conditions and the pace and extent of the economic recovery; challenges that may arise in connection with the integration of new businesses or assets we acquire or the disposition of assets; issues unique to government contracting, such as competitive bidding processes, qualification requirements, and delays or changes in funding; disruptions within our dealer network; changes in our relationship with major customers or suppliers; changes in the demand or supply of products within our markets or raw materials needed to manufacture those products; and changes in laws and regulations affecting our business. The risk factors disclosed in Part I – Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Securities and Exchange Commission and available at www.sec.gov or our website, include all known risks our management believes could materially affect the results described by forward-looking statements contained in this presentation. However, those risks may not be the only risks we face. Our business, operations, and financial performance could also be affected by additional factors that are not presently known to us or that we currently consider to be immaterial to our operations. In addition, new risks may emerge from time to time that may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements in this presentation are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. All dividends are considered and declared by our Board of Directors, in its discretion. We undertake no obligation to publicly update or revise any forward-looking statements in this presentation, whether as a result of new information, future events, or otherwise.

IMPACT OF REVENUE RECOGNITION

Income Statement ($000's)	Three Months Ended March 31, 2018 As Reported	Balances Without Adoption of ASC 606	Effect of Change Higher (Lower)
Sales	$ 173,038	$ 179,467	$ (6,429)
Cost of products sold	150,880	157,684	(6,804)
Taxes	(48)	(126)	(78)
Net income	4,194	3,897	297

- Minimal impact from adopting ASC 606
  - Sales $6.4M lower
  - COGS $6.8M lower
  - Net income $297K higher, net of tax
- No material impact expected to net income going forward

OVERVIEW – 1Q18 VS. 1Q17


Revenue ($ M)
$167.1
$173.0
1Q17
1Q18


Net Income ($ M) (EPS)
-$1.1
-$0.03
$4.2
$0.12
1Q17
1Q18

- Revenue for 1Q18 up $5.9M, or 3.5%, to $173.0M from $167.1M
  - FVS up $5.8M – higher Reach and up fit center volume
  - ER down $13.5M – prior year includes $15.1M for the timing of revenue relating to the Smeal acquisition
  - SCV up $15.2M – strength of luxury motor coach sales

- Net Income for 1Q18 rose $5.3M, or 482.0%, to $4.2M from a loss of $1.1M
- EPS increased $0.15, or 500.0%, to $0.12 from a loss of $0.03 last year.
- Gross profit margin improved 300 bps to 12.8% of sales from 9.8% of sales
  - Reflects higher luxury motor coach volume, ER pricing and operational improvements across all business segments

BUSINESS UPDATE

- FVS
  - USPS cargo body contract
    - $214M two-year contract
    - 2,141 vehicles
  - New major fleet orders >2,900 units
  - Investing in alternative propulsion technologies
  - Expanding our refrigeration capabilities in Classes 1 – 3


We Deliver For You.
We Deliver For You.




EPIC
MOTIV ELECTRIC

BUSINESS UPDATE (CONTINUED)

- ER
  - Achieved another quarter of profitability – 3 qtrs in a row
  - Continue with product rationalization and dealer consolidation
  - New business wins include Austin, TX and Riverside CA
  - New innovations include roll stability, smart belts, 360-degree camera and outboard sensors
  - New 35K GAWR axle – greater carrying capacity
- SCV
  - Continues to gain share in luxury Motor Coach chassis market
  - Launched new 37ft chassis with Jayco – new demographic
  - New innovations include digital dash, high resolution display and keyless entry









FINANCIAL REVIEW 1ST QUARTER 2018

OVERVIEW – 1Q18 VS. 1Q17


Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
$4.2
2.5%
$5.6
3.2%
1Q17
1Q18


Adjusted Net Income ($ M) (Adj EPS)
$1.3
$0.04
$3.3
$0.09
1Q17
1Q18

- Adjusted EBITDA rose $1.4M, or 33.8%, to $5.6M from $4.2M
- Adjusted EBITDA margin improved 70 basis points to 3.2% of sales compared to 2.5% of sales
  - Reflects operational improvements from all three business segments

- Adjusted net income up 158.3% to $3.3M from $1.3M
- Adjusted EPS of $0.09 versus $0.04 a year ago
- Results include $1.4M, or $0.04 per share, tax benefit related to the appreciation in value of equity-based compensation that vested during the quarter
  - FY 2018 effective tax rate ~23%
- Backlog up 57.9% to $554.6M from $351.3 a year ago.

FLEET VEHICLES & SERVICES – 1Q18


FVS Revenues ($ M)
$53.9
$59.7
1Q17
1Q18


FVS Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
$6.2
$4.6
11.6%
7.7%
1Q17
1Q18

- Revenue up $5.8M to $59.7M from $53.9M
  - Reflects improved sales mix and higher Reach and up fit volume
- Adjusted EBITDA decreased $1.7M to $4.6M from $6.2M primarily due to product mix and truck body start-up costs
- Adjusted EBITDA margin decreased 390 basis points to 7.7% of sales from 11.6%
  - Reflects start-up costs at new Ephrata, PA truck body plant and unfavorable mix
- Backlog up 194.2% to $335.3M compared to $114.0M a year ago
  - Includes $214M USPS order

EMERGENCY RESPONSE – 1Q18



ER Revenues ($ M)
$80.2
$66.7
1Q17
1Q18



ER Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
$1.2
1.9%
-$1.3
-1.7%
1Q17
1Q18

- Revenue down 16.8% to $66.7M from $80.2M
  - Reflects timing of revenue relating to the Smeal acquisition, partially offset by improved pricing
- Adjusted EBITDA improved $2.6M to $1.2M compared to a loss of $1.3M last year
- Adjusted EBITDA margin improved 360 basis points to 1.9% of sales
  - Reflects operational improvements and improved pricing
- Backlog down 11.6% to $189.6M compared to $214.5M a year ago

SPECIALTY CHASSIS & VEHICLES – 1Q18



SCV Revenues ($ M)
$33.0
$48.2
1Q17
1Q18



SCV Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
$1.5
4.7%
$3.1
6.5%
1Q17
1Q18

- Revenue up $15.2M, or 46.4%, to $48.2M from $33.0M
  - Luxury motor coach chassis sales up $13.5M, or 51.7% to $39.6M from $26.1M
- SCV adjusted EBITDA increased $1.6M to $3.1M from $1.5M
- Adjusted EBITDA margin improved 180 basis points to 6.5% of sales from 4.7% of sales
  - Reflects increased sales volume and improved operational performance
- Backlog up 29.8% to $29.7M compared to $22.8M a year ago
  - Luxury motor coach backlog up 30.7% compared to a year ago

BALANCE SHEET – 1Q18

Spartan Motors, Inc.
Summary Balance Sheet
(unaudited)

($000's)	Mar 31, 2018	Dec 31, 2017
Assets		
Cash	$ 29,407	$ 33,523
Accts Receivable	83,388	83,147
Contract Assets	41,051	-
Inventory	48,517	77,692
PP&E	54,966	55,177
Other Assets	50,871	51,625
Total Assets	**$ 308,200**	**$ 301,164**
Liabilities & Shareholders' Equity		
Accts Payable	$ 49,978	$ 40,643
Long-term Debt	17,911	17,925
Other Liabilities	65,854	74,327
Total Liabilities	**$ 133,743**	**$ 132,895**
Shareholders' Equity	174,457	168,269
Total Liabilities & Equity	**$ 308,200**	**$ 301,164**
Total Liquidity		
Cash	$ 29,407	$ 33,523
Net Borrowing Capacity	77,521	66,396
Total Liquidity	**$ 106,928**	**$ 99,919**

- Total liquidity of $106.9M at 1Q18 reflects:
  - $29.4M cash on hand
  - $77.5M of borrowing capacity
- Adequate liquidity/capacity to fund:
  - Working capital requirements
  - Pursue opportunistic acquisitions
- Contract assets of $41.1M at 1Q18
  - Represents revenue with corresponding profit recognized on WIP, but not yet invoiced to the customer as a result of adopting the new revenue recognition standard

FINANCIAL OUTLOOK - 2018

Revised 2018 Guidance				
($M except per share)	Low	Mid-point	High	MP % Inc Over Previous Guidance
Revenue	**$790.0**	**$802.5**	**$815.0**	**-**
Net income	**$20.2**	**$21.3**	**$22.4**	**7%**
Adjusted EBITDA	**$39.0**	**$40.5**	**$42.0**	**-**
EPS	**$0.58**	**$0.61**	**$0.64**	**7%**
Adjusted EPS	**$0.60**	**$0.63**	**$0.66**	**7%**

CLOSING REMARKS

- 1Q18 operating results strong
  - All three business segments are profitable
  - Momentum continues to build as process improvements optimize performance
- Invest in profitable growth to drive product and market share expansion, including opportunistic acquisitions
- Focused on sales growth and operational improvements
  - Become the #1 or #2 player in each market we serve
  - Achieve $1 billion in sales and ~10% adjusted EBITDA margins by 2020
- Spartan team determined to deliver exceptional growth in sales and profitability and increasing shareholder value

APPENDIX

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

This presentation contains adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted net income, adjusted earnings per share, forecasted adjusted EBITDA, and forecasted adjusted earnings per share, which are all non-GAAP financial measures. These non-GAAP measures are calculated by excluding items that we believe to be infrequent or not indicative of our continuing operating performance. For the periods covered by this release such items include expenses associated with restructuring actions taken to improve the efficiency and profitability of certain of our manufacturing operations, expenses related to business acquisition activities, the impact of the step-up in inventory value associated with a recent business acquisition, the impact of the business acquisition on the timing of chassis revenue recognition, and the impact that our deferred tax asset valuation allowance that we recorded in 2015 has had on our tax expense and net income in 2017.

We present the non-GAAP measures adjusted EBITDA, adjusted net income and adjusted earnings per share because we consider them to be important supplemental measures of our performance. The presentation of adjusted EBITDA enables investors to better understand our operations by removing items that we believe are not representative of our continuing operations and may distort our longer term operating trends. The presentation of adjusted net income and adjusted earnings per share enables investors to better understand our operations by removing the impact of tax adjustments, including the impact that our deferred tax asset valuation allowance that we recorded in 2015 has had on our tax expense and net income in 2017, and other items that we believe are not indicative of our longer term operating trends. We believe these measures to be useful to improve the comparability of our results from period to period and with our competitors, as well as to show ongoing results from operations distinct from items that are infrequent or not indicative of our continuing operating performance. We believe that presenting these non-GAAP measures is useful to investors because it permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate our historical performance. We believe that the presentation of these non-GAAP measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provides investors with additional understanding of the factors and trends affecting our business than could be obtained in the absence of these disclosures.

Our management uses adjusted EBITDA to evaluate the performance of and allocate resources to our segments. In addition, non-GAAP measures are used by management to review and analyze our operating performance and, along with other data, as internal measures for setting annual budgets and forecasts, assessing financial performance, and comparing our financial performance with our peers. Adjusted EBITDA is also used, along with other financial and non-financial measures, for purposes of determining annual and long-term incentive compensation for our management team.

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)

(In thousands)

(Unaudited)

	Three Months Ended March 31,	
	2018	2017
Total segment adjusted EBITDA	$ 8,953	$ 6,440
Add (subtract):		
Interest expense	(323)	(264)
Depreciation and amortization	(2,452)	(2,325)
Restructuring expense	(20)	(642)
Acquisition expense	(162)	(672)
Impact of acquisition on timing of chassis revenue recognition	-	(1,112)
Impact of step-up in inventory value resulting from acquisition	-	(189)
Impact of acquisition adjustment for net working capital	1,500	-
Joint venture expenses	-	(1)
Unallocated corporate expenses	(3,350)	(2,251)
Consolidated income (loss) before taxes	$ 4,146	$ (1,016)

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,	
Spartan Motors, Inc.	**2018**	**2017**
Net income (loss) attributable to Spartan Motors, Inc.	$ 4,194	$ (1,098)
Add (subtract):		
Restructuring charges	20	642
Impact of acquisition on timing of chassis revenue recognition	-	1,112
Impact of step-up in inventory value resulting from acquisition	-	189
Impact of acquisition adjustment for net working capital	(1,500)	-
Acquisition related expenses	162	672
Deferred tax asset valuation allowance	74	466
Tax effect of adjustments	315	(719)
Adjusted net income attributable to Spartan Motors, Inc.	$ 3,265	$ 1,264
Net income (loss) attributable to Spartan Motors, Inc.	$ 4,194	$ (1,098)
Add (subtract):		
Depreciation and amortization	2,452	2,325
Taxes on income	(48)	83
Interest expense	323	264
EBITDA	$ 6,921	$ 1,574
Add (subtract):		
Restructuring charges	20	642
Impact of acquisition on timing of chassis revenue recognition	-	1,112
Impact of step-up in inventory value resulting from acquisition	-	189
Impact of acquisition adjustment for net working capital	(1,500)	-
Acquisition related expenses	162	672
Adjusted EBITDA	$ 5,603	$ 4,189
Diluted net earnings (loss) per share	$ 0.12	$ (0.03)
Add (subtract):		
Restructuring charges	-	0.02
Impact of acquisition on timing of chassis revenue recognition	-	0.03
Impact of step-up in inventory value resulting from acquisition	-	0.01
Impact of acquisition adjustment for net working capital	(0.04)	-
Acquisition related expenses	-	0.02
Deferred tax asset valuation allowance	-	0.01
Tax effect of adjustments	0.01	(0.02)
Adjusted Diluted net earnings per share	$ 0.09	$ 0.04

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Fleet Vehicles and Services Segment (Non-GAAP)

(In thousands, unaudited)

	Three Months Ended March 31,			
	2018	% of sales	2017	% of sales
Net income	$3,781	6.3%	$5,225	9.7%
Add (subtract):				
Depreciation and amortization	607		876	
Interest expense	202		38	
Earnings before interest, taxes, depreciation and amortization	$4,590	7.7%	$6,139	11.4%
Earnings before interest, taxes, depreciation and amortization	4,590	7.7%	6,139	11.4%
Restructuing	-		105	
Adjusted earnings before interest, taxes, depreciation and amortization	$4,590	7.7%	$6,244	11.6%

Emergency Response Segment (Non-GAAP)

(In thousands, unaudited)

	Three Months Ended March 31,			
	2018	% of sales	2017	% of sales
Net income (loss)	$601	0.9%	($3,589)	(4.5%)
Add (subtract):				
Depreciation and amortization	624		552	
Earnings before interest, taxes, depreciation and amortization	$1,225	1.8%	($3,037)	(3.8%)
Earnings before interest, taxes, depreciation and amortization	$1,225	1.8%	($3,037)	(3.8%)
Restructuing	17		399	
Impact of acquisition on timing of chassis revenue recognition	-		1,112	
Impact of step-up in inventory value resulting from acquisition	-		189	
Adjusted earnings before interest, taxes, depreciation and amortization	$1,242	1.9%	($1,337)	(1.7%)

Specialty Chassis and Vehicles Segment (Non-GAAP)

(In thousands, unaudited)

	Three Months Ended March 31,			
	2018	% of sales	2017	% of sales
Net income	$2,752	5.7%	$1,127	3.4%
Add (subtract):				
Depreciation and amortization	366		310	
Earnings before interest, taxes, depreciation and amortization	$3,118	6.5%	$1,437	4.4%
Earnings before interest, taxes, depreciation and amortization	3,118	6.5%	1,437	4.4%
Restructuing	3		96	
Adjusted earnings before interest, taxes, depreciation and amortization	$3,121	6.5%	$1,533	4.7%

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)

Consolidated

(In thousands, except per share data)

(Unaudited)

	Forecast Year Ending December 31, 2018		
	Low	**Mid**	**High**
Net income attributable to Spartan Motors, Inc.	$ 20,242	$ 21,303	$ 22,363
Add:			
Depreciation and amortization	11,672	11,672	11,672
Interest expense	427	455	483
Taxes	5,909	6,320	6,732
EBITDA	38,250	39,750	41,250
Add:			
Restructuring charges	750	750	750
Adjusted EBITDA	$ 39,000	$ 40,500	$ 42,000
Earnings per share	$ 0.58	$ 0.61	$ 0.64
Add:			
Restructuring charges	0.02	0.02	0.02
Less tax effect of adjustments	-	-	-
Adjusted earnings per share	$ 0.60	$ 0.63	$ 0.66


SPARTAN
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